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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                            Blue Ridge Energy, Inc.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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
                             BLUE RIDGE ENERGY, INC.
                           632 ADAMS STREET, SUITE 710
                          BOWLING GREEN, KENTUCKY 42101
                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 7, 2001
                                ----------------


         Notice is hereby given that the Annual Meeting of Stockholders of Blue Ridge Energy, Inc. (the "Company") will be held at 10 a.m., Central Daylight Time, on August 7, 2001 at 632 Adams Street, Suite 710, Bowling Green, Kentucky 42101 for the following purposes:

         (1) To elect six directors to serve a term of one year;

         (2) To consider and approve the Company's 2001 Stock Option Plan; and

         (3) To transact such other business as may properly be brought before the Annual Meeting or any adjournment(s) thereof.

         Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement accompanying this Notice. The Annual Meeting may be adjourned from time to time without notice other than the announcement of the adjournment at the Annual Meeting or any adjournment(s) thereof. All business for which notice is hereby given may be transacted at any such adjourned Annual Meeting.

         All stockholders are encouraged to read the accompanying Proxy Statement carefully prior to completion of the enclosed proxy card for further information concerning the proposals that will be presented at the Annual Meeting.

         Only holders of record of outstanding shares of the Company's Common Stock at the close of business on June 30, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. A list of stockholders entitled to vote will be made available. All stockholders are invited to attend the Annual Meeting in person; however, to ensure your representation, whether or not you plan to attend the Annual Meeting, please promptly complete, date, sign and return the enclosed proxy card.



                                            James T. Cook, Jr.
                                            Corporate Secretary

Bowling Green, Kentucky
July 26, 2001

                             BLUE RIDGE ENERGY, INC.
                           632 ADAMS STREET, SUITE 710
                          BOWLING GREEN, KENTUCKY 42101
                                ----------------

                                 PROXY STATEMENT
                                ----------------

                               THE ANNUAL MEETING


         This Proxy Statement is furnished to stockholders of Blue Ridge Energy, Inc. (the "Company") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held at 10 a.m., Central Daylight Time, on August 7, 2001, at 632 Adams Street, Suite 710, Bowling Green, Kentucky 42101 and at any adjournment(s) thereof (the "Annual Meeting"). Commencing on or about July 26, 2001, this Proxy Statement and the enclosed proxy card are being mailed to stockholders of record of the Company as of June 30, 2001 (the "Record Date"). The Company will bear the cost of this solicitation which, in addition to mail, may include personal interviews, telephone calls or telegrams by directors, officers and regular employees of the Company and its affiliates.

VOTING

         The stock transfer book will not be closed but only record holders of outstanding shares of the Company's Common Stock, par value $.005 per share (the "Common Stock"), at the close of business on the Record Date, June 30, 2001, are entitled to notice of and to vote at the Annual Meeting. As of such record date, 7,147,094 shares of Common Stock were outstanding and entitled to be voted. The holders of Common Stock are entitled to cast one vote for each share of Common Stock owned of record. Cumulative voting is not permitted with respect to any proposal to be acted upon at the Annual Meeting.

         The presence in person or by proxy of the holders of shares of Common Stock entitled to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Stockholders are urged to sign the accompanying proxy card and return it promptly.

         The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote in the election of directors and with regard to the 2001 Stock Option Plan as described in the Proxy Statement. The proxy card provides a space for a stockholder to vote in favor of or withhold voting for any or all nominees for the Board of Directors, to vote for or against the approval of the 2001 Stock Option Plan or to abstain from voting for any proposal if the stockholder chooses to do so.

         To ensure representation at the Annual Meeting, each holder of outstanding shares of Common Stock entitled to be voted at the Annual Meeting is requested to complete, date, sign and return to the Company the enclosed proxy card, which requires no postage if mailed in the United States. Stockholders are urged to sign the accompanying proxy card and return it promptly. Banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries who are record holders of Common Stock entitled to be voted at the Annual Meeting are requested to forward all proxy cards, this Proxy Statement and the accompanying materials to the beneficial owners of such shares and to seek authority as required to execute proxies with respect to such shares. Upon request, the Company will reimburse such record holders for their reasonable out-of-pocket forwarding expenses. The costs of this solicitation will be borne by the Company, including the costs of preparing, assembling and mailing the enclosed proxy card and this Proxy Statement.

         If properly executed and received by the Company before voting at the Annual Meeting, or any adjournment(s) thereof, any proxy representing shares of Common Stock entitled to be voted at the Annual Meeting that specifies how it is to be voted will be voted accordingly. Shares as to which authority to vote has been withheld with respect to the election of any nominee for director will not be counted as a vote for such nominee and neither an abstention nor a broker nonvote will be counted as a vote for a proposal. Any properly executed proxy received that does not specify how it is to be voted on a proposal for which a specification may be made will be voted FOR such proposal or nominee at the Annual Meeting and any adjournment(s) thereof.

         Each stockholder returning a proxy card to the Company has the right to revoke it at any time before it is voted by submitting a later dated proxy in proper form, by notifying the Secretary of the Company in writing (signed and dated by the stockholder) of such revocation, or by appearing at the Annual Meeting and voting the shares in person.

         When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented will be voted by the Proxy designated on the proxy card in accordance with the stockholder's instructions. The Proxy is Robert D. Burr, Chairman of the Board of the Company. A stockholder wishing to name another person as his or her proxy may do so by crossing out the name of the designated Proxy and inserting the name(s) of such person(s) to act as his or her proxy. In that case, the stockholder must sign the proxy card and deliver it to the person(s) designated as his or her proxy and the person(s) so named must be present and vote at the Annual Meeting. Proxy cards marked to reflect such proxies should not be mailed to the Company.

    PROPOSAL NO. 1 -- TO ELECT SIX DIRECTORS TO SERVE FOR A TERM OF ONE YEAR

         The affirmative vote of the holders of a majority of the combined voting power of all of the issued and outstanding shares of Common Stock voted at the Annual Meeting is required to elect each director.

         In accordance with the Company's Bylaws, the Board of Directors has fixed the number of directors at six. The terms of all current directors, Robert
D. Burr, Edward L. Stillie, James T. Cook, Jr., Gregory B. Shea, Russell L. Vera and Harry J. Peters, expire in 2001 and their successors will be elected at the Annual Meeting.

         The Board of Directors has nominated Robert D. Burr, Edward L. Stillie, James T. Cook, Jr., Gregory B. Shea, Russell L. Vera and Harry J. Peters for election as directors at the Annual Meeting to serve a term of one year. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THESE NOMINEES.

         Gregory B. Shea and Russell L. Vera are both son-in-laws of Robert D. Burr and James T. Cook, Jr. is the brother-in-law of Robert D. Burr. Each of the nominees has consented to being named as a nominee and to serve as a director if elected. However, if, for any reason any nominee for director is not a candidate at the election, the enclosed proxy will be voted for the election of a substitute nominee at the discretion of the person or persons voting the enclosed proxy. The Board of Directors has no reason to believe that any nominee named herein will be unable to serve.

         Information regarding the nominees and the directors of the Company, who are also all of the executive officers of the Company, is provided below. If elected, the term of each director would expire in 2002.

Nominees               Age      Principal Occupation                                                Director Since
--------               ---      --------------------                                                --------------
Robert D. Burr         55       Chairman of the Board                                                     1996
Edward L. Stillie      56       Director, President & Chief Executive Officer                             2000
James T. Cook, Jr.     48       Director, Senior Vice President-Finance, Secretary  and Treasurer         1996
Harry J. Peters        58       Director, Senior Vice President-Acquisitions                              2000
Gregory B. Shea        39       Director, Senior Vice President-Operations                                1999


Russell L. Vera        39       Director, Senior Vice President-Exploration and Development               2000

         ROBERT D. BURR, age 55, Bowling Green, Kentucky, has been Chairman of the Board of the Company since May 1996. He served as President and Chief Executive Officer from May 1996 until March 1, 2000. Mr. Burr has also been the Chairman of the Board, President and Chief Executive Officer of Blue Ridge Group, Inc. since August 1993. Mr. Burr is a native of Port Arthur, Texas and attended McNeese State College, Lake Charles, Louisiana. He has been active for over 25 years in the oil and gas business with a myriad of companies.

         EDWARD L. STILLIE, age 56, Bowling Green, Kentucky, joined the Company on March 1, 2000 as President and Chief Executive Officer and became a director of the Company on April 10, 2000. For the past 20 years, he has been a senior executive with several nationally prominent companies. Most recently, he was National Marketing Director and Senior Vice President for Houston-based Swift Energy Company from October 30, 1994 to March 1, 2000. He holds a Bachelor of Science Degree in Business and Public Administration from the University of Maryland and a Masters Degree in Business Administration from the University of Central Michigan.

         JAMES T. COOK, age 48, Bowling Green, Kentucky, has been Senior Vice President -Finance, Secretary and Treasurer and a director of the Company since May 1996. He is an accountant by training and a graduate of Stephen F. Austin State University, Nacogdoches, Texas. From 1983 to 1989, he was Vice President, Finance and Treasurer of the Shanley Corp., Dallas, Texas, a publicly owned oil and gas exploration company. From 1990 to 1994, he served in various financial capacities for a group of Florida-based companies with interests in Caribbean resorts, stores and a manufacturer of bath products. Since June 1, 1995, he has been a director and the Senior Vice President-Finance and Chief Financial Officer of Blue Ridge Group, Inc. In 1997, Mr. Cook became the brother-in-law of Mr. Burr.

         HARRY J. PETERS, age 58, Bowling Green, Kentucky, has been Senior Vice President, Acquisitions since August 2000. Mr. Peters served the Company as Senior Vice President-Sales and Marketing from April 2000 to July 2000 and has served as a director since April 2000. A native of New York, he has over 30 years of experience in sales and marketing, both domestic and international. Over the years, he has developed close working relationships with investment bankers, institutional investors and securities dealers while directing market financing of reserve purchases, and raising drilling risk capital and venture capital for wells in Texas, Kentucky, Oklahoma, Louisiana, Colorado, West Virginia and Utah. Mr. Peters has been a director and Senior Vice President-Sales and Marketing of Blue Ridge Group, Inc. since April of 1999. He is a graduate of St. Michaels College in Sante Fe, New Mexico.

         GREGORY B. SHEA, age 39, Bowling Green, Kentucky, has been a director and Senior Vice President- Operations of the Company since August 1999. Since that time, Mr. Shea has managed Blue Ridge Group, Inc.'s Kentucky drilling and field operations. Mr. Shea has been President of Blue Ridge Builders, Inc., a residential and commercial builder in Bowling Green, Kentucky and a majority-owned subsidiary of Blue Ridge Group, Inc. since November 1994. He was elected a director of Blue Ridge Group, Inc. in February 1995. He is a native of Plano, Texas. Between 1981 and 1986, he attended the University of North Texas. Mr. Shea is a son-in-law of Mr. Burr.

         RUSSELL L. VERA, age 39, Bowling Green, Kentucky, became a director and Senior Vice President - Exploration and Development of the Company on April 10, 2000. A native of Gonzales, Texas, Mr. Vera attended the University of Houston for four years. He served as President of Fortune Exploration, Inc., Irving, Texas, an independent oil and gas producer, from 1989 until 1992, and President of Oak Ridge Exploration, Inc., Shreveport, Louisiana, in 1992. He has served as President of Fortune Exploration of Kentucky, Inc. since 1992. Mr. Vera is a son- in-law of Mr. Burr.

COMPLIANCE WITH SECTION 16(b) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed by them.

         Based solely upon a review of the copies of such forms furnished to the Company or written representations that no other reports were required, the Company believes that during the 2000 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% stockholders have been complied with except that the report on Form 3 for each of the Company's executive officers (Messrs. Stillie, Burr, Cook, Shea, Vera and Peters) was filed late.

                             EXECUTIVE COMPENSATION

         The following compensation was paid directly to the executive officers of the Company during the years ended December 31, 2000, 1999 and 1998:

                                            Annual Compensation                     Long-Term Compensation
                                    ----------------------------------       -----------------------------------
                                                                Other                      Securities
                                                                -----                      ----------
                                                                Annual      Restricted     Underlying
                                                                ------      ----------     ----------
  Name and                                                     Compen-         Stock         Options        LTIP          All Other
----------                                                   -------         -----         -------        ----          ---------
Principal Position        Year       Salary         Bonus       sation        Awards          SARs         Payouts      Compensation
-----------------         ----       ------         -----       ------        ------          ----         -------      ------------
Edward L. Stillie         2000      $155,000         $0           $0            $0              0            $0              $0
President and             1999         $0            $0           $0            $0              0            $0              $0
CEO                       1998         $0            $0           $0            $0              0            $0              $0
Robert D. Burr            2000         $0            $0           $0            $0              0            $0              $0
Chairman of the           1999         $0            $0           $0            $0              0            $0              $0
Board                     1998         $0          $25,000        $0            $0              0            $0              $0
James T. Cook, Jr.        2000         $0            $0           $0            $0              0            $0              $0
Sr. Vice President-       1999         $0            $0           $0            $0              0            $0              $0
Finance, Secretary        1998         $0            $0           $0            $0              0            $0              $0
and Treasurer
Gregory B. Shea           2000         $0            $0           $0            $0              0            $0              $0
Senior Vice               1999         $0            $0           $0            $0              0            $0              $0
President -               1998         $0            $0           $0            $0              0            $0              $0
Operations
Russell L. Vera           2000         $0            $0           $0            $0              0            $0              $0
Senior Vice               1999         $0            $0           $0            $0              0            $0              $0
President -               1998         $0            $0           $0            $0              0            $0              $0
Exploration and
Development
Harry J. Peters           2000         $0            $0           $0            $0              0            $0              $0
Senior Vice               1999         $0            $0           $0            $0              0            $0              $0
President -               1998         $0            $0           $0            $0              0            $0              $0
Acquisitions

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth each stockholder who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company at June 30, 2001.

                                  Name and Address of           Amount and Nature of
   Title of Class                   Beneficial Owner             Beneficial Ownership        Percent of Class
   --------------                  ------------------           ---------------------        ----------------
Indirect Ownership:
Common Stock                    Robert D. Burr
                                632 Adams Street, Suite 710             4,165,137(1)(4)                 58.1%
                                Bowling Green, KY 42101
Common Stock                    Russell L. Vera
                                632 Adams Street, Suite 710              943,282(2)(4)                  13.2%
                                Bowling Green, KY 42101
Direct Ownership:
Common Stock                    Blue Ridge Group, Inc.
                                632 Adams Street, Suite 710              4,140,137(3)                   57.9%
                                Bowling Green, KY 42101

(1) By virtue of his position as Chairman of the Board of Blue Ridge Group, Inc., Mr. Burr may be deemed to beneficially own the 4,140,137 shares of the Company's Common Stock owned by Blue Ridge Group, Inc. Mr. Burr disclaims beneficial ownership of these shares except to the extent described in the following sentence. Mr. Burr beneficially owns approximately 22.2% of the outstanding shares of Blue Ridge Group, Inc., which beneficially owns approximately 57.9% of the Company. Mr. Burr also holds vested options for 25,000 shares.

(2) Mr. Vera's beneficial ownership of the Company's Common Stock is attributable to his ownership of 22.2% of Blue Ridge Group, Inc., which owns a 57.9% interest in the Company. In addition, Mr. Vera holds vested options for 25,000 shares.

(3) Blue Ridge Group, Inc.'s beneficial ownership is attributable to its direct ownership of 4,140,137 shares of the Company's Common Stock.

(4) Mr. Burr and Mr. Vera (Mr. Burr's son-in-law) have disclaimed beneficial ownership of each other's respective shares of Common Stock.

         The table below sets forth the beneficial ownership of the Company's Common Stock by each executive officer, director and director nominee of the Company as of June 30, 2001.

                              Name and Address of           Amount and Nature of
                              -------------------           --------------------
Title of Class                Beneficial Owner (1)          Beneficial Ownership(2)       Percent of Class
--------------                ----------------              --------------------          ----------------


Common Stock                  Robert D. Burr(3)(5)               4,165,137                         58.1%
Common Stock                  Edward L. Stillie                     33,334                          0.5%
Common Stock                  James T. Cook, Jr.                    77,942                          1.1%
Common Stock                  Gregory B. Shea                      169,852                          2.4%
Common Stock                  Russell L. Vera(4)(5)                943,282                         13.2%
Common Stock                  All directors and officers         4,273,472                         58.7%
                              as a group (6 persons)

(1) The address for all directors and officers is 632 Adams Street, Suite 710, Bowling Green, Kentucky 42101.

(2) Beneficial ownership includes vested options for the following shares: Mr. Burr - 25,000; Mr. Stillie - 33,334; Mr. Cook - 16,667; Mr. Peters - 16,667; Mr.
Shea - 16,667; and Mr. Vera - 25,000. Beneficial ownership of all directors and officers reflects the 4,140,137 shares held by Blue Ridge Group, Inc. (without attributing such shares to more than one person) plus the vested options for 133,335 shares held by the directors and officers.

(3) By virtue of his position as Chairman of the Board of Blue Ridge Group, Inc., Mr. Burr may be deemed to beneficially own the 4,140,137 shares of the Company's Common Stock owned by Blue Ridge Group, Inc. Mr. Burr disclaims beneficial ownership of these shares except to the extent described in the following sentence. Mr. Burr beneficially owns approximately 22.2% of the outstanding shares of Blue Ridge Group, Inc., which beneficially owns approximately 57.9% of the Company. Mr. Burr also holds vested options for 25,000 shares.

(4) Mr. Vera's beneficial ownership of the Company's Common Stock is attributable to his ownership of 22.2% of Blue Ridge Group, Inc., which owns a 57.9% interest in the Company. In addition, Mr. Vera holds vested options for 25,000 shares.

(5) Mr. Burr and Mr. Vera (Mr. Burr's son-in-law) have disclaimed beneficial ownership of each other's respective shares of Common Stock.

                      BOARD MEETINGS AND BOARD COMPENSATION

         During the year ended December 31, 2000, the Board of Directors of the Company met on six occasions, either in person or telephonically. The Company does not have any director committees such as an audit committee or compensation committee. Each of the Company's directors attended at least 75% of the meetings of the Board of Directors held in 2000.

         During 2000, none of the directors received compensation for their services as directors of the Company.

                     EXECUTIVE OFFICER EMPLOYMENT AGREEMENTS

         On March 1, 2000, the Company entered into a five-year employment agreement with Mr. Stillie, its President and Chief Executive Officer. Mr. Stillie's primary duties are to: (1) raise capital; and (2) serve in a management capacity for the Company. The agreement provides for such compensation as the Board of Directors deems appropriate and a graduated stock bonus plan to award Mr. Stillie up to 20,000 shares of the Company's Common Stock, per year, based on performance.

         The agreement may be terminated by either party upon 60 days written notice. Such termination by the Company will require the affirmative vote of a majority of the members of the Board of Directors then in office who have been or will have been directors for the two year period ending on the date of the meeting or written consent to take such action is first provided. In the case of termination by the Company, Mr. Stillie will continue to receive his salary and insurance benefits for six months from the day he last worked on the Company's behalf. Mr. Stillie will not receive such compensation if the Company terminates his employment for cause.

         In the event that Mr. Stillie's employment is terminated (either by the Company or by his resignation) after, by, on account of, or in connection with a "Change of Control" as defined by the agreement, the Company will: (1) pay Mr. Stillie a lump sum equal to 12 months salary plus an additional two weeks salary for every year of service to the Company; and (2) continue at the Company's expense such medical and dental coverage as then in effect for the remainder of the term of the agreement; and (3) pay one year's premium on the group life insurance policies carried on Mr. Stillie's life. In the event of termination due to Mr. Stillie's death or permanent disability, the Company will pay to Mr. Stillie or his estate any compensation or bonuses payable under the terms of the agreement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

STOCK TRANSACTIONS

         Blue Ridge Group, Inc., the Company's principal shareholder, previously held warrants to purchase 4,000,000 shares of the Company's Common Stock at $.05 per share. On June 29, 2001, Blue Ridge Group, Inc. exercised warrants to purchase 1,000,000 shares at $.05 per share and on April 2, 2001, warrants to purchase 3,000,000 shares held by the Company at $.05 per share were canceled.

         Under an existing arrangement with one of the Company's partnerships (Home Stake Joint Venture), the Company had agreed to provide certain workover funds and had the rights to 100% of the partnership's revenues from the well until the workover funds had been recovered. Thereafter, the Home Stake Joint Venture would revert to its original working interest position. During 1999, the Company issued 250,000 shares of its Common Stock in exchange for the partnership's reversionary interest in the well.

LOANS TO BLUE RIDGE GROUP, INC.

         During 1998, the Company agreed to participate with Blue Ridge Group, Inc. in the acquisition and development of oil and gas properties in the Appalachian Basin of Kentucky. The Company advanced $1,300,000, bearing interest at 12% per annum, to Blue Ridge Group, Inc. related to these acquisitions.

         During the years ended 1998 and 1999, the Company earned interest income under this arrangement of $73,400 and $27,153, respectively. During 1999, Blue Ridge Group, Inc. reduced this obligation through the sale of a drilling rig and ancillary equipment to the Company and performance of services in the drilling and completion of various oil and gas wells under the terms of turnkey drilling contracts. As of December 31, 1999, the balance had been reduced to $627,304. Blue Ridge Group, Inc. fulfilled the remainder of its obligation to the Company in 2000, such that there is no remaining balance due to the Company, through the performance of additional services under the terms of turnkey drilling contracts and cash payments.

CONTRACTUAL AGREEMENTS

         The Company has entered into turnkey drilling contracts with Blue Ridge Group, Inc. and other affiliates for the acquisition, drilling, completing and equipping of oil and gas wells for the Company and a majority of the gas drilling partnerships that the Company has sponsored. A summary of the amounts involved in these contracts during 2000 and 1999 is as follows:

Year Ended December 31, 2000                $1,606,339

Year Ended December 31, 1999                $3,616,100

         Blue Ridge Group, Inc. provides various management, administrative, accounting and geological services for the Company at a rate of $20,000 per month. This rate has been determined on a proportional basis because specific identification of expenses is not practical. Management believes that this cost allocation method of expenses is reasonable.

         The Company also reimburses Blue Ridge Group, Inc. for marketing costs paid on its behalf. There were no such reimbursements in 2000 and $176,540 of reimbursements in 1999. As of December 31, 2000 and 1999, no amount was due and payable to the Blue Ridge Group, Inc. under this arrangement.

         In March 1999, the Company purchased ancillary equipment to be used in association with drilling rig #4 from Blue Ridge Group, Inc. at a price of $415,000. In April 1999, the Company purchased drilling rig #2 with associated drilling equipment from Blue Ridge Group, Inc. at a price of $750,000.

         The Company has an affiliated broker dealer, Ridgemont Securities, Inc., that raised the majority of the Company's funds during 1999 through private placement offerings for oil and gas wells and the issuance of preferred stock. The Company pays Ridgemont Securities various fees and commissions for these services. The fees and expenses paid to Ridgemont Securities, Inc. by the Company and the oil and gas partnerships during 2000 and 1999 are as follows:


                                           2000              1999
                                           ----              ----
Commissions                                $299,580        $1,088,138
Due Diligence Fees                                -            43,493
Promotional Fees                                  -           200,000
Reimbursed Expenses                        -                   80,780
                                       ------------       -----------
                             Total         $299,580        $1,412,411

         The Company contracts with Blue Ridge Group, Inc. to manage and operate the two drilling rigs it owns. Blue Ridge Group, Inc. also manages two other rigs owned by other affiliates of Blue Ridge Group, Inc. Blue Ridge Group, Inc. collects all drilling revenues and pays all expenses related to drilling operations and accounts to the Company on a periodic basis from the net profits from operations for the two rigs owned by the Company. The Company reported revenues of $1,332,068 and $792,439 and costs of $1,102,936 and $709,308 from the operation of the drilling rigs for the years ended December 31, 2000 and 1999, respectively.

         During 1999, the Company made the following property acquisitions from partnerships it had previously syndicated:

         In 1999, the Company acquired a 100% working interest in the Keegan Gibson #1 oil well in Smith County, Texas in exchange for issuing warrants to purchase 335,725 shares of the Company's Common Stock at $3.00 per share. The warrants are exercisable from March 27, 2000 through March 27, 2005. This property acquisition was recorded at the estimated fair value of the working interest acquired. Such amount was equal to the Company's investment in the respective partnership plus related accounts receivable from the partnership. In February 2001, the Company agreed to value the Common Stock warrants issued for this property acquisition using the Black Scholes option valuation model. The effect of this warrant valuation caused the Company to record an additional value for these properties of $271,557 and then immediately write off this additional value as an impairment loss because the fair value of the properties acquired would not support the newly established carrying value for these properties.

         The Company acquired, in 1999, a 100% working interest in two gas wells in Sherman County, Texas in exchange for warrants to purchase 521,208 shares of the Company's Common Stock at $3.00 per share. The warrants expire in March 2005. The transaction was recorded at the estimated fair value of the working interest acquired. Such amount was equal to the Company's investment in the respective partnership plus related accounts receivable from the partnership. In February 2001, the Company agreed to value the Common Stock warrants issued for this property acquisition using the Black Scholes option valuation model. The effect of this warrant valuation caused the Company to record an additional value for these properties of $421,601 and then immediately write off this additional value as an impairment loss because the fair value of the properties acquired would not support the newly established carrying value for these properties.

         During November 1999, the Company acquired a 30% working interest in nine gas wells in Harlan County, Kentucky owned by two of its oil and gas partnerships in exchange for the Company's 53.4% working interest in a gas well in Wharton County, Texas, the Company's 12.5% working interest in five development wells in Mingo and Wyoming Counties of West Virginia, and 968,300 warrants to purchase the Company's Common Stock at $3.00 per share. The warrants expire in October 2002. The transaction was recorded at the estimated fair value of the working interest acquired. Such amount was equal to the Company's investment in the respective partnership plus related accounts receivable from the partnership. In February 2001, the Company agreed to value the Common Stock warrants issued for this property acquisition using the Black Scholes option valuation model. The effect of this warrant valuation caused the Company to record an additional value for these properties of $544,974 and then immediately write off this additional value as an impairment loss because the fair value of the properties acquired would not support the newly established carrying value for these properties.

         During 2000 and 1999, the Company had no significant customers or suppliers, other than its major stockholder, Blue Ridge Group, Inc., the loss of which could individually have a significant adverse effect on the Company's operations.

         Management believes that the contracts or transactions that the Company entered into with Blue Ridge Group, Inc. were on terms that were no more favorable to Blue Ridge Group, Inc. than those that could have been obtained from unaffiliated parties.

      PROPOSAL NO. 2 -- TO CONSIDER AND APPROVE THE 2001 STOCK OPTION PLAN

BACKGROUND

         The Company's Board of Directors has approved, and recommends that stockholders approve, the Blue Ridge Energy, Inc. 2001 Stock Option Plan (the "Plan"). The purpose of the Plan is to promote the interests of the Company and its stockholders by encouraging employees and directors to acquire a proprietary interest in the Company. The Board of Directors believes that such investments should facilitate the success and progress of the Company's business and enhance the Company's efforts to attract and retain employees and directors. The material terms of the Plan are summarized below:

DESCRIPTION OF THE PLAN

                  Approval; Shares Subject to Plan. The Plan was approved by the Company's Board of Directors on April 3, 2001. The Plan permits the grant to eligible participants of options to purchase shares of the Company's Common Stock. The Plan authorizes the issuance of options for up to 1,000,000 shares of the Company's Common Stock, plus 10% of any increase (other than any increase due to shares of Common Stock issued pursuant to the Plan) in the number of authorized and issued shares of Common Stock in excess of 6,070,294 shares. Notwithstanding these limitations, the number of shares authorized for issuance pursuant to the Plan is subject to adjustment in the event of a merger, consolidation, reorganization, stock dividend, stock split or other change in corporate structure or capitalization affecting the Common Stock. In addition, the Plan limits the number of shares available for issuance pursuant to incentive stock options to 800,000 shares. Shares subject to an option, but not delivered under an option, will be available for future option grants during the term of the Plan.

                  Administration of the Plan. The Plan will be administered by a committee appointed by the Board of Directors consisting of three or more directors of the Company or the entire Board of Directors. So long as the Company remains a public company, the members of the Committee must be "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") (or any successor provision thereto) or shall be the entire Board or Directors. The Plan is currently administered by the full Board of Directors.

                  Eligibility. Employees and directors are eligible to receive options under the Plan. For purposes of the Plan, "employees" include full-time employees of the Company or any of its majority-owned subsidiaries. Both employee directors and nonemployee directors are eligible to participate in the Plan.

                  Types and Terms of Options. The Committee may grant incentive options, which are options meeting the requirements of Section 422 of the Code, or non-qualified options, which are options that are not incentive options. Only employees (including employee directors) are eligible to receive incentive options. In the case of incentive options, options may not be granted to any 10% holder of the Company's stock unless the incentive option is granted at 110% of the fair market value of the Common Stock at the grant date. Also, the term of any incentive option granted to a 10% holder of the Company's stock may not exceed five years. If the aggregate value (determined at the time the option is granted) with respect to which options are exercisable for the first time by an optionee during any calendar year exceeds $100,000, such option will be treated as a non-qualified option to the extent of the excess.

                  The Committee has the power, subject to the limitations of the Plan, to prescribe the terms and conditions of options, including, without limitation: whether the option will be an incentive option or non-qualified option, the number of shares subject to the option, the option price (which may not be less than 100% of the fair market value, as defined in the Plan, at the time of grant of an incentive option), the term of the option (which may not exceed 10 years), and the method and time when the option may be exercised in whole or in part.

                  In determining the employees to whom options are to be granted, the number of shares covered by each option and whether the options are incentive options or non-qualified options, the Committee or the Board will take into account the duties of the respective employees, their present and potential contribution to the success of the Company, their anticipated number of years of active service remaining and such other factors as it deems relevant to accomplish the purposes of the Plan.

                   Upon a change in control of the Company (as defined in the Plan), any then outstanding options will become fully vested and immediately exercisable. Furthermore, if provided in the applicable option agreement, upon a change in control the optionee will have the right to sell the option back to the Company for an amount generally equal to the excess of the fair market value of the Common Stock subject to the option over the option price.

                  If an employee optionee's employment terminates because of discharge for cause (as defined in the Plan), the options held by the employee optionee will terminate on the date of the optionee's discharge. If a non-employee director ceases to serve as a director of the Company for any reason, such optionee may exercise the option with respect to the number of shares of Common Stock as to which the option was exercisable on the day immediately preceding the optionee's termination as director, at any time within a period ending on the earlier of (1) 90 days after the optionee's termination of service as a director; or (2) the option's expiration date.

                  If an employee optionee's employment by the Company terminates for any reason other than death, disability (as defined in the Plan) or termination for cause, the option will terminate six months (three months in the case of an incentive option) after the optionee's employment terminates (unless the optionee dies during such period), or on the option's expiration date, if earlier, and the option will be exercisable during that period only with respect to the number of shares which the optionee was entitled to purchase on the day preceding termination of employment. Notwithstanding the foregoing, the Committee or the Board may, in specific cases and in its sole discretion, permit the exercise by an optionee of all, or part of, the unexercised option within the foregoing time period after the optionee's employment terminates.

                  In the event of the employee optionee's death or disability while in the employ of the Company, or the optionee's death within six months (three months in the case of an incentive option) after the termination of the optionee's employment (other than by reason of discharge for cause), the option will terminate upon the earlier to occur of (1) 12 months after the date of the optionee's death or disability, or (2) the option's expiration date. The option will be exercisable during the foregoing period with respect to the number of shares as to which the option was exercisable on the day preceding the optionee's death or disability, as the case may be.

                  Options granted under the Plan are not transferable by the optionee otherwise than by bequest or the laws of descent and distribution. Options are exercisable during the optionee's lifetime only by the optionee. Any shares issued upon exercise of an option will be subject to any special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Any such restrictions will be set forth in the applicable stock option agreement and will apply in addition to restrictions to apply to holders of the Company's Common Stock generally.

                  Amendment, Modification or Termination of the Plan. The Board of Directors may at any time amend, modify or terminate the Plan; provided that such actions may not be taken without stockholder approval if such approval is required by any applicable law or the rules of any national securities exchange or system on which the Common Stock is then listed or reported.

                  Effective Date of Plan. The Plan became effective upon adoption by the Board of Directors. However, the Plan will be rescinded and all options granted under the Plan will be null and void unless within 12 months from the date of adoption of the Plan by the Board of Directors it has been approved by the holders of a majority of the outstanding Common Stock present or represented and entitled to vote on the Plan at a stockholders' meeting.

                  Termination of the Plan. The Plan will terminate on the earliest to occur of: (1) the date when all Common Stock available under the Plan has been acquired through the exercise of options granted under the Plan;
(2) 10 years after the date of adoption of the Plan by the Board of Directors; or (3) such other date as the Board of Directors may determine.

                  ERISA. The Plan is not a qualified retirement plan. Therefore, the Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") or Section 401(a) of the Code.

                  Options Issued Under the Plan. On April 3, 2001, the Board of Directors issued the following options, subject to stockholder approval. If stockholder approval is not obtained within 12 months of the date of issuance, these options will terminate and cease to be outstanding:

                                NEW PLAN BENEFITS
                 OPTIONS GRANTED SUBJECT TO STOCKHOLDER APPROVAL

                                                                 NUMBER OF SHARES
             NAME AND POSITION OF OPTIONEE                       COVERED BY OPTION               TYPE OF OPTION
            -------------------------------                     -------------------              --------------
Edward L. Stillie                                                   100,000(1)                   Non-qualified
President and Chief Executive Officer

Robert D. Burr                                                       75,000(1)                   Non-qualified
Chairman of the Board
James T. Cook, Jr.                                                   50,000(1)                   Non-qualified
Senior Vice President-Finance, Secretary and
Treasurer
Harry J. Peters                                                      50,000(1)                   Non-qualified
Senior Vice President-Acquisitions
Gregory B. Shea                                                      50,000(1)                   Non-qualified
Senior Vice President-Operations
Russell L. Vera                                                      75,000(1)                   Non-qualified
Senior Vice President-Exploration and Development
Michael E. Van Dusen                                                100,000(2)                   Incentive option
Vice President-National Marketing Director
Total                                                               500,000(3)

(1) These options vest in three equal annual installments commencing on April 3, 2001.

(2) This option vests in five equal annual installments commencing on January 15, 2002.

(3) All options granted by the Board of Directors on April 3, 2001 have an exercise price of $1.70 per share. The Board of Directors determined that the current fair market value per share of the Company's Common Stock was $1.70 on April 3, 2001. This amount represented the last sales price per share of Common Stock on April 3, 2001 on the OTC Bulletin Board. These options have a maximum term of 10 years.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion summarizes the Federal income tax consequences to persons who receive options under the Plan. The discussion is based on interpretations of the Code in effect as of June 30, 2001, and regulations promulgated thereunder as of that date.

                  Non-Qualified Options. The granting of a non-qualified option does not produce taxable income to the recipient or a tax deduction to the Company. Taxable ordinary income will generally be recognized by the optionee at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock purchased at the time of the exercise over the aggregate exercise price. The Company will be entitled to a corresponding Federal income tax deduction.

                  Upon a subsequent taxable disposition of the Common Stock received upon exercise of the option, the optionee will generally recognize a taxable capital gain or loss based upon the difference between the per share market value at the time of exercise and the per share selling price. To the extent an optionee pays all or part of the exercise price by tendering shares of Common Stock (other than shares acquired pursuant to the exercise of any incentive stock option ("ISO") where the holding period has not yet been met), the tax consequences described above apply except that the number of shares received upon such exercise which is equal to the number of shares surrendered in payment of the exercise price will have the same basis and tax holding period as the shares surrendered. Special rules may apply to an optionee who is subject to Section 16(b) of the Securities Exchange Act of 1934 ("Exchange Act").

                  Incentive Stock Options. In the case of an ISO, an optionee will not recognize any taxable income at the time of grant and the Company will not be entitled to a Federal income tax deduction. No ordinary income will be recognized by the holder of an ISO at the time of exercise. However, the excess of the fair market value of the Common Stock at the time of exercise over the aggregate exercise price will be an adjustment to alternative minimum taxable income for purposes of the Federal "alternative minimum tax" at the date of exercise.

                  If the optionee holds the shares acquired upon exercise of the ISO for the greater of two years after the date the option was granted or one year after the acquisition of the Common Stock, the difference between the aggregate exercise price and the amount realized upon disposition of the Common Stock will constitute a long-term capital gain or loss, as the case may be, and the Company will not be entitled to a Federal income tax deduction. If the Common Stock is disposed of in a sale, exchange or other "disqualifying disposition" within two years after the date of grant or within one year after the date of exercise: (i) the optionee will realize taxable ordinary income in an amount equal to the excess of the fair market value of the Common Stock at the time of exercise or the sales price, whichever is less, over the aggregate exercise price; (ii) the Company will be entitled to a deduction for such year in the amount of the ordinary income so realized; and (iii) the optionee will realize capital gain in an amount equal to the difference between (a) the amount realized upon the sale of the Common Stock and (b) the exercise price plus the amount of ordinary income, if any, realized upon the disposition. Under proposed Treasury regulations, however, it would appear that where Common Stock which is subject to a substantial risk of forfeiture (which could include stock held by a person subject to Section 16(b) of the Exchange Act), is disposed of in a disqualifying disposition, the relevant date for determining the amount of ordinary income would be the date the restriction lapses, but in no event may such amount be greater than the sales price. Because the regulations are only in proposed form, the results remain unclear.

                  Excess Parachute Payment. Under certain circumstances, the acceleration of the exercisability of options or the making of a cash payment in connection with a change in control might be deemed to be an "excess parachute payment" for purposes of the golden parachute tax provisions of sections 280G and 4999 of the Code. To the extent it is considered an excess parachute payment, the optionee may be subject to a 20% excise tax, and the Company may be denied a tax deduction.

                  The affirmative vote of a majority of the shares of Common Stock voting at the Annual Meeting is required to approve the Plan. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PLAN.

                              INDEPENDENT AUDITORS

         Looney, Samson & Associates, P.L.L.C. ("LSA") is engaged as the Company's independent public accountants to audit its financial statements. LSA has audited the financial statements of the Company since fiscal 1996. Stockholder ratification of the appointment of auditors is not required. It is not anticipated that LSA will be represented at the Annual Meeting.

                              STOCKHOLDER PROPOSALS

         Any proposal that a stockholder of the Company intends to present at the 2002 Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company's principal executive offices at 632 Adams Street, Suite 710, Bowling Green, Kentucky 42101, by April 28, 2002 in order to be considered by the Board of Directors for inclusion in the proxy solicitation materials for the 2002 Annual Meeting.

                                  ANNUAL REPORT

         Please refer to the Company's 2000 Annual Report to Stockholders for financial statements, other financial information, and management's discussion and analysis of the financial condition and results of operations of the Company. The 2000 Annual Report has previously been delivered to stockholders.

                                  OTHER MATTERS

         We know of no other business other than the matters discussed in this proxy statement that will be presented for action before the Annual Meeting.

                                         BY ORDER OF THE BOARD OF DIRECTORS
                                         BLUE RIDGE ENERGY, INC.



                                         JAMES T. COOK, JR.
                                         CORPORATE SECRETARY

Bowling Green, Kentucky
July 26, 2001

                             BLUE RIDGE ENERGY, INC.
                             2001 STOCK OPTION PLAN
                             ----------------------


         1. PURPOSE OF PLAN. The purpose of this 2001 Stock Option Plan is to promote the interests of Blue Ridge Energy, Inc. (the "Company") and its shareholders, by encouraging Employees and Directors to acquire a proprietary interest in the Company. Such investments should increase the personal interest and the special effort of such persons in providing for the continued success and progress of the business of the Company and should enhance the Company's efforts to attract and retain competent Employees and Directors.

         2. DEFINITIONS. The following terms when used herein shall have the meanings set forth below, unless a different meaning is plainly required by the context:

            (a) BOARD. The Board of Directors of the Company.

            (b) CAUSE. (i) The unauthorized use or disclosure of the confidential information or trade secrets of the Company, which use or disclosure causes material harm to the Company, (ii) conviction of, or a plea of "guilty" or "no contest" to, a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) continued failure to perform assigned duties after receiving written notification from the Board. The foregoing, however, shall not be deemed an exclusive list of all acts or omissions that the Company may consider as grounds for the discharge of an Optionee.

            (c) CHANGE OF CONTROL. (i) The acquisition by any person after the date hereof of beneficial ownership of 50% or more of the voting power of the Company's outstanding voting stock, (ii) a majority of the current members of the Board ceasing to be members of the Board unless any replacement director was elected by a vote of either a majority of the remaining directors, or a majority of the shares entitled to vote on such replacement, or (iii) approval by the shareholders of the Company of (a) a merger or consolidation of the Company with another corporation if the shareholders of the Company immediately before such vote will not, as a result of such merger or consolidation, own more than 50% of the voting stock of the corporation resulting from such merger or consolidation, or (b) a complete liquidation of the Company or sale of all, or substantially all, of the assets of the Company.

            (d) CODE. The Internal Revenue Code of 1986, as it may be amended from time to time. Reference to any section of the Code shall include any provision successor thereto.

            (e) COMMITTEE. The Committee provided for in Section 7.

            (f) COMMON STOCK. Shares of the Company's common stock, $.005 par value per share.

            (g) COMPANY. Blue Ridge Energy, Inc., a Kentucky corporation.

            (h) DIRECTORS. Directors of the Company, including Employee Directors and

Non-Employee Directors.

            (i) DISABILITY. Permanent and total disability within the meaning of section 22(e)(3) of the Code.

            (j) EMPLOYEE. Any full-time employee of the Company or any of its majority- owned subsidiaries.

            (k) EMPLOYEE DIRECTOR. A member of the Board who is an Employee.

            (l) FAIR MARKET VALUE. The Fair Market Value of the Company's Common Stock shall be the mean between the last sales price per share of Common Stock on such date, or in case no such sale takes place on such date, the mean between the closing bid and asked prices, in either case as reported in the OTC Bulletin Board (or such other national securities exchange or Nasdaq as the Common Stock shall be listed) or, if the Common Stock is not quoted by the OTC Bulletin Board (or on a national securities exchange or Nasdaq), the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Committee. If the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" means a day on which the public trading of securities occurs and as reported in the OTC Bulletin Board, or the Common Stock is not listed or admitted to trading on the OTC Bulletin Board (or on a national securities exchange or Nasdaq), any business day. Notwithstanding the foregoing if the Common Stock ceases to be registered under Section 12 or Section 15 of the Securities and Exchange Act of 1934, as amended, the fair market value of a share of Common Stock on a given date, shall be determined by the Committee.

            (m) INCENTIVE OPTION. An option defined in section 422 of the Code.

            (n) NON-EMPLOYEE DIRECTOR. A member of the Board who is not an Employee.

            (o) NON-QUALIFIED OPTION. An option which is not an Incentive
Option.

            (p) OPTION. An Incentive Option or a Non-Qualified Option granted to an Optionee pursuant to the Plan.

            (q) OPTION AGREEMENT. A written agreement between the Company and an Optionee evidencing the grant of an Option and containing terms and conditions concerning the exercise of the Option.

            (r) OPTION PRICE. The price to be paid for shares to be purchased pursuant to the exercise of an Option.

            (s) OPTIONEE. An Employee or Non-Employee Director who has been granted an Option or the personal representative, heir or legatee of an Optionee who has the right to exercise the Option upon the death of the Optionee.

            (t) PLAN. This 2001 Stock Option Plan, as it may be amended from time to time.

            (u) TEN PERCENT HOLDER. The holder of more than 10% of the issued and outstanding stock of the Company. For the purpose hereof, an individual is considered to own all of the Common Stock owned by his brothers, sisters, spouse, ancestors and lineal descendants and his pro rata share of all Common Stock owned by corporations, partnerships, estates and trusts in which he has an interest.

         3. ELIGIBILITY AND PARTICIPATION. Employees and Directors are eligible to receive Options under the Plan. In determining the Employees (including Employee Directors) to whom Options shall be granted, the number of shares to be covered by each Option and whether the Options shall be Incentive Options or Non-Qualified Options, the Committee shall take into account the duties of the respective Employees, their present and potential contribution to the success of the Company, their anticipated number of years of active service remaining and such other factors as it deems relevant in connection with accomplishing the purposes of the Plan. An individual who has been granted an Option may be granted an additional Option or Options as the Committee shall so determine.

         4. SHARES SUBJECT TO THE PLAN. Subject to the adjustments provided for in Section 8 of this Plan, 1,000,000 authorized but unissued shares of Common Stock shall be reserved for issuance pursuant to this Plan plus 10% of any increase (other than any increase due to shares of Common Stock issued pursuant to this Plan), in the number of authorized and issued shares of Common Stock in excess of 6,070,294, provided that the number of Shares issued pursuant to Incentive Options shall not exceed 800,000. Shares of Common Stock subject to, but not delivered under, an Option terminating or expiring for any reason prior to its exercise in full shall be deemed available for Options to be granted thereafter during the term of the Plan.

         5. TERMS AND CONDITIONS OF OPTIONS. All Options granted hereunder shall be subject to the following terms and conditions.

            (a) TO WHOM OPTIONS MAY BE GRANTED. Options shall be granted only to Employees and Directors. Only Employees (including Employee Directors) are eligible to receive Incentive Options. In the case of Incentive Options, Options shall not be granted to any Ten Percent Holder unless such Incentive Option is granted at 110% of the Fair Market Value of the Common Stock at the time of the grant of the Incentive Option.

            (b) NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable by the Optionee otherwise than by bequest or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

            (c) TERMINATION OF OPTIONS.

                (i) If an Employee Optionee's employment by the Company shall terminate for any reason other than death, Disability or termination for Cause, the Option shall terminate six months (three months in the case of an Incentive Option) after the Optionee's employment terminates (unless the Optionee dies during such period), or on the Option's expiration date, if earlier, and shall be exercisable during such period after termination of employment only with respect to the number of shares which the Optionee was entitled to purchase on the day preceding the termination of the Optionee's employment, except that the Committee may, in specific cases, and in its sole discretion, permit the exercise by an Optionee of all, or a part of, the unexercised Option within the period referred to above after the Optionee's employment terminates.

                (ii) If an Employee Optionee's employment shall terminate because of discharge for Cause, the Option shall terminate on the date of the Optionee's discharge.

                (iii) In the event of an Employee Optionee's death or Disability while in the employ of the Company, or the Optionee's death within six months (three months in the case of an Incentive Option) after the termination of the Optionee's employment (other than by reason of discharge for cause), the Option shall terminate upon the earliest to occur of (i) 12 months after the date of the Optionee's death or Disability or (ii) the Option's expiration date. The Option shall be exercisable during such period after the Optionee's death or Disability with respect to the number of shares as to which the Option shall have been exercisable on the day preceding the Optionee's death or Disability, as the case may be.

                (iv) If a Non-Employee Director Optionee ceases to serve as a director of the Company, for any reason, such Optionee may exercise the Option regarding the number of shares of Common Stock as to which the Option shall have been exercisable on the day immediately preceding the Optionee's termination as director, at any time within a period ending on the earlier of (a) 90 days after the termination of Optionee's termination as director or (b) the Option's expiration date.

            (d) LIMITATION ON INCENTIVE OPTIONS. If the aggregate value (determined at the time the Option is granted) with respect to which Options are exercisable for the first time by an Optionee during any calendar year under the Plan or any other plan of the Company exceeds $100,000, then notwithstanding anything contained herein, such Option shall be treated as a Non- Qualified Option to the extent of the excess.

         6. OTHER TERMS AND CONDITIONS OF OPTION AGREEMENTS. The Committee shall have the power, subject to the limitations contained in the Plan, to prescribe any terms and conditions regarding the grant or exercise of any Option granted to Employees (including Employee Directors) under the Plan and in particular shall prescribe the following terms and conditions which shall be contained in the Option Agreement for all Options:

            (a) TYPE OF OPTION. Whether the Option is an Incentive Option or a Non- Qualified Option.

            (b) NUMBER OF SHARES OF COMMON STOCK. The number of shares of Common Stock to which it pertains.

            (c) OPTION PRICE. The Option Price, which shall not be less than 100% of the Fair Market Value of the Common Stock at the time of the grant of an Incentive Option, except as otherwise provided in Section 5(a).

            (d) THE TERM OF OPTION. The term of the Option, which shall not exceed 10 years from the date on which the Option is granted, unless, in the case of an Incentive Option, the Optionee is a Ten Percent Holder, in which case the term shall not exceed five years.

            (e) HOW EXERCISED. The method or time when the Option may be exercised in whole or in part, including, but not limited to, whether it may be exercised by delivery of previously owned shares of Common Stock.

            (f) WITHHOLDING OF TAXES. For a Non-Qualified Option, the provisions for the withholding of Federal, state and local income or other taxes which are due in connection with the exercise of the Non-Qualified Option.

         7. ADMINISTRATION. The Plan shall be administered by a Committee appointed by the Board consisting of three or more directors of the Company or the entire Board of the Company. So long as the Company remains a public Company, the members of the Committee shall be "outside directors" within the meaning of Section 162(m) of the Code (or any successor provision thereto) or shall be the entire Board. In accordance with and subject to the provisions of the Plan, the Committee shall have full power and authority to interpret the provisions and supervise the administration of the Plan. All decisions, determinations and selections made by the Committee pursuant to the provisions of the Plan shall be final. Each Option granted shall be evidenced by an Option Agreement containing such terms and conditions as may be approved by the Committee and which shall not be inconsistent with the Plan.

         8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Notwithstanding the limitations set forth in Section 4, in the event of a merger, consolidation, reorganization, stock dividend, stock split or other change in corporate structure or capitalization affecting the Common Stock, the Committee shall make an appropriate adjustment in the maximum number of shares available under the Plan or to any one individual and in the number, kind and Option Price of Common Stock subject to Options granted under the Plan. Any such adjustment regarding an Incentive Option shall be made so as not to constitute a modification, extension or renewal of the Incentive Option within the meaning of section 424(h) of the Code.

         9. TIME OF GRANTING OPTIONS. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board or by the shareholders of the Company, and no action taken by the Committee (other than the granting of a specific Option), shall constitute the granting of an Option hereunder. The granting of an Option pursuant to the Plan shall take place only on the date such Option is approved by the Committee.

         10. AMENDMENT AND DISCONTINUANCE. The Board may, at any time, amend, modify or terminate the Plan; provided that such actions may not be taken without the approval of the Company's shareholders if such approval is required by any applicable law or the rules of any national securities exchange or system on which the Common Stock is then listed or reported.

         11. RESTRICTIONS ON TRANSFER OF SHARES. Any shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of shares generally.

         12. VESTING UPON CHANGE IN CONTROL. Upon a Change in Control, any then outstanding Options held by Optionees shall become fully vested and immediately exercisable. Furthermore, if provided in an Option Agreement, upon a Change in Control, the Optionee shall have the right to sell the Option back to the Company for an amount generally equal to the excess of the Fair Market Value of the Common Stock subject to the Option over the Option Price.

         13. EFFECTIVENESS AND TERMINATION OF THE PLAN.

            (a) EFFECTIVE DATE. The Plan shall become effective upon its adoption by the Board. The Plan shall be rescinded and all Options granted hereunder shall be null and void unless within 12 months from the date of the adoption of the Plan by the Board it shall have been approved by the holders of a majority of the outstanding Common Stock present or represented and entitled to vote on the Plan at a shareholders' meeting.

            (b) TERMINATION DATE. The Plan shall terminate on the earliest to occur of (i) the date when all the Common Stock available under the Plan shall have been acquired through the exercise of Options granted under the Plan, (ii) 10 years after the date of adoption of the Plan by the Board or (iii) such other date as the Board may determine.

         14. NO GRANTING OF EMPLOYMENT RIGHTS. Neither the Plan, nor any action taken under the Plan, shall be construed as giving any Employee the right to receive Options under the Plan nor shall an award of Options under the Plan be construed as giving any Employee any right with respect to continuance of employment by the Company. The Company expressly reserves the right to terminate, with or without cause, any Employee's employment at any time, except as may otherwise be provided by a written agreement between the Company and the Employee.

         15. GOVERNING LAW. The provisions of the Plan shall be construed, administered and enforced according to the laws of the Commonwealth of Kentucky and shall be construed in such a fashion that all Incentive Options shall qualify as "incentive stock options" within the meaning of section 422 of the Code.

DATED:  ______________, 2001

                                      BLUE RIDGE ENERGY, INC.

                                      By:
                                         --------------------------------------
                                      Name: Edward L. Stillie
                                      Title:   President

                             BLUE RIDGE ENERGY, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                          Annual Meeting to be held on
                        August 7, 2001 at 10:00 a.m. CDT


For stockholders as of                                               Control No.
      6/30/01                                                        ___________

The undersigned appoints Robert D. Burr as proxy to attend the Annual Meeting of Stockholders of the Company set forth above and to vote as specified in this proxy all shares of Common Stock of the company held of record by the undersigned on June 30, 2001.

This proxy, when properly executed, will be voted in the manner specified herein by the undersigned stockholder. If no directions are indicated, this proxy will be voted for Proposals 1, 2 and 3.

PROPOSALS

1.  ELECTION OF DIRECTORS

         1.  Robert D. Burr                          4.  Harry J. Peters
         2.  Edward L. Stillie                       5.  Gregory B. Shea
         3.  James T. Cook, Jr.                      6.  Russell L. Vera

2.  2001 STOCK OPTION PLAN

TO APPROVE THE 2001 STOCK OPTION PLAN.


3. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


The Board of Directors recommends a vote for Proposals 1, 2 and 3.

                             BLUE RIDGE ENERGY, INC.

                          Annual Meeting to be held on
                        August 7, 2001 at 10:00 a.m. CDT

1. Directors
         (Mark "X" for only one box)

         [ ]   For all Nominees
         [ ]   Withhold all Nominees
         [ ]   Withhold authority to vote for any
               individual Nominee. Write
               number(s) of Nominees below:

Use numbers only ____________________

2. 2001 Stock Option Plan

         [ ] For           [ ] Against       [ ] Abstain

3.  Authorization for proxy to vote other business

         [ ] For           [ ] Against       [ ] Abstain


---------------------------                -------------------
Signature                                  Date

Blue Ridge Energy, Inc.
632 Adams Street, Suite 710
Bowling Green, Kentucky 42101




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